UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600
Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

1-800-514-0186

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	SWM	New York Stock Exchange

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 1.01.	Entry into a Material Definitive Agreement.

Credit Agreement Amendment

In connection with the previously disclosed proposed Agreement and Plan of Merger with Neenah, Inc. (the “Merger”), on May 6, 2022, Schweitzer-Mauduit International, Inc. (“SWM” or the “Company”) entered into an amendment (the “Fifth Amendment”) to the Company’s existing credit agreement, dated as of September 25, 2018 (as amended by that certain First Amendment, dated as of February 9, 2021, that certain Second Amendment and Consent, dated as of March 8, 2021, that certain Third Amendment, dated as of April 20, 2021 and that certain Fourth Amendment, dated as of February 22, 2022, the “Existing Credit Agreement” and, as amended by the Fifth Amendment, the “Amended Credit Agreement”), by and among the Company, certain of its subsidiaries and the lenders party thereto, to, among other things, replace the existing term loan A facility with a new term loan A facility in the initial aggregate amount of $193.0 million (the “Term Loan A Facility”), replace the existing revolving credit facility with a new revolving credit facility in the initial aggregate amount of $600.0 million (the “Revolving Facility”), add a new delayed draw term loan facility in the initial aggregate amount of $650.0 million (the “Delayed Draw Term Loan Facility”), to be drawn on the effective date of the Merger, and make certain other amendments.

The Term Loan A Facility will mature on the earlier of (a) the date that is five years after the closing date of the Fifth Amendment (the “Closing Date”) and (b) 180 days prior to the scheduled maturity date of the Company’s senior notes issued under its Senior Notes Indenture, dated as of September 25, 2018 (the “Indenture”) as such senior notes may be extended or modified, including any refinancing thereof (the “Senior Notes”). Borrowings under the Term Loan A Facility will bear interest, at the Company’s option, at a rate equal to either (1) a forward-looking term rate based on the Secured Overnight Financing Rate (“Term SOFR”), plus the applicable margin or (2) the highest of (a) the federal funds effective rate plus 0.5%, (b) the rate of interest as published by the Wall Street Journal as the “bank prime loan” rate, and (c) Term SOFR plus 1.0%, in each case plus the applicable margin. The applicable margin for borrowings under the Term Loan A Facility is expected to range from 1.25% to 2.75% for SOFR loans and from 0.25% to 1.75% for base rate loans, in each case depending on the Company’s then current net debt to EBITDA ratio. The Company will use the proceeds from the Term Loan A Facility to refinance the Term A loans under the Existing Credit Agreement and to pay fees and expenses incurred in connection with the Fifth Amendment and the borrowings and transactions contemplated thereby.

The Revolving Facility will mature on the earlier of (a) the date that is five years after the Closing Date and (b) 180 days prior to the scheduled maturity date of the Senior Notes. Borrowings are able to be made in US dollars or euros at the option of the Company. Borrowings under the Revolving Facility will bear interest, at the Company’s option, at a rate equal to either (1) a forward-looking term rate based on Term SOFR, plus the applicable margin for borrowings in U.S. dollars, or the reserve-adjusted Euro interbank offered rate, or EURIBOR, for borrowings made in euros, or (2) the highest of (a) the federal funds effective rate plus 0.5%, (b) the rate of interest as published by the Wall Street Journal as the “bank prime loan” rate, and (c) one-month Term SOFR plus 1.0%, in each case plus the applicable margin. The applicable margin for borrowings under the revolving credit agreement is expected to range from 1.00% to 2.50% for SOFR loans and EURIBOR loans, and from 0.00% to 1.50% for base rate loans, in each case depending on the Company’s then current net debt to EBITDA ratio. The Company will use the proceeds from the Revolving Facility for general corporate purposes, to pay fees and expenses incurred in connection with the Merger (including debt refinancing costs) and the transactions contemplated thereby and the borrowings contemplated under the Amended Credit Agreement and to refinance existing indebtedness. Until the Merger is consummated, availability under the Revolving Credit Facility will be limited to no more than $500.0 million at any time outstanding.

The Delayed Draw Term Loan Facility will mature on the earlier of (a) the date that is five years after the Closing Date and (b) 180 days prior to the scheduled maturity date of the Senior Notes. Borrowings under the Delayed Draw Term Loan Facility will bear interest, at the Company’s option, at a rate equal to either (1) a forward-looking term rate based on Term SOFR plus the applicable margin or (2) the highest of (a) the federal funds effective rate plus 0.5%, (b) the rate of interest as published by the Wall Street Journal as the “bank prime loan” rate, and (c) one-month Term SOFR plus 1.0%, in each case plus the applicable margin. The applicable margin for borrowings under the delayed draw facility is expected to range from 1.00% to 2.50% for SOFR loans and from 0.00% to 1.50% for base rate loans, in each case, depending on the Company’s then current net debt to EBITDA ratio. The Company will use the proceeds from the Delayed Draw Term Loan Facility to repay all indebtedness of Neenah, Inc. and its subsidiaries under Neenah’s existing ABL credit facility and term loan facility, to pay fees and expenses incurred in connection with the Merger, the transactions contemplated thereunder, and the borrowings contemplated under the Amended Credit Agreement and for general corporate purposes.

Under the terms of the Amended Credit Agreement, the Company will continue to be required to maintain certain financial ratios and comply with certain financial covenants consistent with the Existing Credit Agreement, including a requirement to maintain a minimum interest coverage ratio of 3.00 to 1.00 over each consecutive trailing four fiscal quarter period and a maximum net debt to EBITDA ratio of 6.00 to 1.00 for the consecutive trailing four fiscal quarter period ended March 31, 2022, 5.75 to 1.00 for such period ended June 30, 2022, and with customary step-downs thereafter as more fully described in the Amended Credit Agreement. In addition, borrowings and loans made under the Amended Credit Agreement (including the Revolving Facility and Delayed Draw Term Loan Facility) will continue to be subject to customary conditions to funding, will be secured by substantially all of the Company’s and the guarantors’ personal property, excluding certain customary assets, and will be guaranteed by the Company’s existing and future wholly-owned material domestic subsidiaries and by SWM Luxembourg.

The Company will pay certain customary fees and expenses as described in the Fifth Amendment.

The terms of the Existing Credit Agreement are more fully described in the Company’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2022. The terms of the Merger are more fully described in the Company’s Current Report on Form 8-K filed with the SEC on March 28, 2022.

The foregoing summary of the Fifth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the text of the Fifth Amendment (including the Amended Credit Agreement), which is attached hereto as Exhibit 10.1, and which is incorporated by reference herein.

Amendment to Debt Commitment Letter

In connection with the Merger, the Company entered into an amendment (the “Commitment Letter Amendment”) to the Company’s existing Debt Commitment Letter, dated as of March 28, 2022 (the “Existing Debt Commitment Letter” and, as amended by the Commitment Letter Amendment, the “Amended Debt Commitment Letter”), with JPMorgan Chase Bank, N.A. (“JPMorgan”) pursuant to which, concurrently with the effectiveness of the Fifth Amendment, (i) the aggregate commitments in respect to the Bridge Facility under the Existing Debt Commitment Letter were reduced to $50.0 million, (ii) the aggregate commitments under the Committed Revolving Credit Facility under the Existing Debt Commitment Letter were reduced to $0 and (iii) a mandatory prepayment requirement was added requiring that any draw on the Bridge Facility be repaid within sixty (60) days after the consummation of the Merger. The funding of the Bridge Facility provided for in the Amended Debt Commitment Letter is contingent upon the satisfaction of customary conditions, including, without limitation, (i) execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms set forth in the Amended Debt Commitment Letter and (ii) consummation of the Merger. The actual documentation governing the Bridge Facility has not been finalized, and accordingly, the actual terms may differ from the description of such terms in the Amended Debt Commitment Letter.

Availability under the Bridge Facility will be further reduced by the net cash proceeds from customary mandatory commitment reduction and prepayment events from issuances of equity, the incurrence of certain other debt or the sale of available assets, in each case subject to limited exceptions. SWM does not expect to need to draw on the Bridge Facility in connection with the closing of the Merger, but has retained the ability to do so as an additional precaution.

The terms of the Existing Debt Commitment Letter are more fully described in the Company’s Current Report on Form 8-K filed with the SEC on March 28, 2022.

The foregoing summary of the Amended Debt Commitment Letter and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Debt Commitment Letter, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor created by that Act and other legal protections. Forward-looking statements include, without limitation, those regarding EPS and other financial guidance, acquisition integration and performance, growth prospects, future end-market trends, the future effects of supply chain challenges and price increases, future cash flows, net leverage, purchase accounting impacts, effective tax rates, planned investments, impacts of the COVID-19 pandemic on our operations, profitability, and cash flow, and other statements generally identified by words such as “believe,” “expect,” “intend,” “guidance,” “plan,” “forecast,” “potential,” “anticipate,” “confident,” “project,” “appear,” “future,” “should,” “likely,” “could,” “may,”, “will”, “typically,” and similar words.

These forward-looking statements are prospective in nature and not based on historical facts, but rather on current expectations and on numerous assumptions regarding the business strategies and the environment in which SWM and Neenah shall operate in the future and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. No assurance can be given that such expectations will prove to have been correct and persons reading this presentation are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. These statements are not guarantees of future performance and involve certain risks and uncertainties, and assumptions that may cause actual results to differ materially from our expectations as of the date of this release. These risks include, among other things, the following factors: risks associated with pandemics and other public health emergencies, including the continued impact of, and the governmental and third party response to, the COVID-19 pandemic and its variant strains (including any proposed new regulation concerning mandatory COVID-19 vaccination of employees); changes in sales or production volumes, pricing and/or manufacturing costs of reconstituted tobacco products, cigarette paper (including for LIP cigarettes), including any change by our customers in their tobacco and tobacco-related blends for their cigarettes, their target inventory levels and/or the overall demand for their products, new technologies such as e-cigarettes, inventory adjustments and rebalancings in our EP segment. Additionally, competition and changes in AMS end-market products due to changing customer demands; changes in the Chinese economy, including relating to the demand for reconstituted tobacco, premium cigarettes and netting and due to impact of tariffs; risks associated with the implementation of our strategic growth initiatives, including diversification, and the Company’s understanding of, and entry into, new industries and technologies; changes in the source and intensity of competition in our commercial segments; our ability to attract and retain key personnel, including in connection with the Merger, labor shortages, labor strikes, stoppages or other disruptions; weather conditions, including potential impacts, if any, from climate change, known and unknown, seasonality factors that affect the demand for virgin tobacco leaf and natural disasters or unusual weather events; seasonal or cyclical market and industry fluctuations which may result in reduced net sales and operating profits during certain periods; increases in commodity prices and lack of availability of such commodities, including energy, wood pulp and resins, which could impact the sales and profitability of our products; adverse changes in the oil, gas, automotive, construction and infrastructure, and mining sectors impacting key AMS segment customers; increases in operating costs due to inflation or otherwise, such as labor expense, compensation and benefits costs; changes in employment, wage and hour laws and regulations in the U.S., France and elsewhere, including the loi de Securisation de l’emploi in France, unionization rule and regulations by the National Labor Relations Board in the U.S., equal pay initiatives, additional anti-discrimination rules or tests and different interpretations of exemptions from overtime laws; the impact of tariffs, and the imposition of any future additional tariffs and other trade barriers, and the effects of retaliatory trade measures; existing and future governmental regulation and the enforcement thereof, for example relating to the tobacco industry, taxation and the environment (including the impact thereof on our Chinese joint ventures); new reports as to the effect of smoking on human health or the environment; changes in general economic, financial and credit conditions in the U.S., Europe, China and elsewhere, including the impact thereof on currency exchange rates (including any weakening of the Euro and Real) and on interest rates; the phasing out of USD LIBOR rates after 2023 and the replacement with SOFR; changes in the manner in which we finance our debt and future capital needs, including potential acquisitions; the success of, and costs associated with, our current or future restructuring initiatives, including the granting of any needed governmental approvals and the occurrence of work stoppages or other labor disruptions; changes in the discount rates, revenue growth, cash flow growth rates or other assumptions used by the Company in its assessment for impairment of assets and adverse economic conditions or other factors that would result in significant impairment charges; supply chain disruptions, including the failure of one or more material suppliers, including energy, resin and pulp suppliers, to supply materials as needed to maintain our product plans and cost structure; international conflicts and disputes, which restrict our ability to supply products into affected regions, due to the corresponding effects on demand, the application of international sanctions, or practical consequences on transportation, banking transactions, and other commercial activities in troubled regions; compliance with the FCPA and other anti-corruption laws or trade control laws, as well as other laws governing our operations; the pace and extent of further international adoption of LIP cigarette standards and the nature of standards so adopted; risks associated with our 50%-owned, non-U.S. joint ventures relating to control and decision-making, compliance, accounting standards, transparency and customer relations, among others; a failure in our risk management and/or currency or interest rate swaps and hedging programs, including the failures of any insurance company or counterparty; the number, type, outcomes (by judgment or settlement) and costs of legal, tax, regulatory or administrative proceedings, litigation and/or amnesty programs, including those in Brazil, France and Germany; the outcome and cost of the LIP-related intellectual property litigation against Glatz in Europe; risks associated with our technological advantages in our intellectual property and the likelihood that our current technological advantages are unable to continue indefinitely; risks associated with acquisitions, dispositions, strategic transactions and global asset realignment initiatives of SWM; costs and timing of implementation of any upgrades or changes to our information technology systems; failure by us to comply with any privacy or data security laws or to protect against theft of customer, employee and corporate sensitive information; changes in tax rates, the adoption of new U.S. or international tax legislation or exposure to additional tax liabilities; changes in construction and infrastructure spending and its impact on demand for certain products; potential loss of consumer awareness and demand for acquired companies’ products if it is decided to rebrand those products under the Company’s legacy brand names; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of SWM and Neenah to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against SWM, Neenah or their respective directors; the ability to obtain regulatory approvals and meet other closing conditions to the Merger on a timely basis or at all, including the risk that regulatory approvals required for the Merger are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by SWM shareholders and Neenah shareholders on the expected terms and schedule; difficulties and delays in integrating SWM and Neenah businesses; failing to fully realize anticipated cost savings and other anticipated benefits of the Merger when expected or at all; business disruptions from the proposed Merger that will harm SWM’s or Neenah’s business, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger, including as it relates to SWM’s or Neenah’s ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; the substantial indebtedness SWM expects to incur and assume in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; the possibility that SWM may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate Neenah’s operations with those of SWM; uncertainty as to the long-term value of the common stock of SWM following the Merger, including the dilution caused by SWM’s issuance of additional shares of its common stock in connection with the transaction; and other factors described elsewhere in this document and from time to time in documents that we file with the SEC.

All forward-looking statements made in this document are qualified by these cautionary statements. Forward-looking statements herein are made only as of the date of this document, and neither SWM nor Neenah undertakes any obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. For a more detailed discussion of these factors, also see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SWM’s and Neenah’s most recent annual reports on Form 10-K for the year ended December 31, 2021, and any material updates to these factors contained in any of SWM’s and Neenah’s future filings with the SEC. The discussion of these risks is specifically incorporated by reference into this release. The financial results reported in this release are unaudited.

Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance unless expressed as such and should only be viewed as historical data. The financial results reported in this release are unaudited.

Additional Information and Where to Find It

In connection with the proposed Merger, on May 4, 2022, SWM filed with the SEC a registration statement on Form S-4 to register the shares of SWM’s common stock to be issued in connection with the Merger (which registration statement has not yet been declared effective). The registration statement includes a preliminary joint proxy statement/prospectus which is not complete and will be further amended. INVESTORS AND SECURITY HOLDERS

ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT SWM, NEENAH AND THE PROPOSED MERGER.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from SWM at its website, www.swmintl.com, or from Neenah at its website, www.neenah.com. Documents filed with the SEC by SWM will be available free of charge by accessing SWM’s website at www.swmintl.com under the heading Investor Relations, or, alternatively, by directing a request by telephone or mail to SWM at 100 North Point Center East, Suite 600, Alpharetta, Georgia 30022, Attention: Investor Relations (1-800-514-0186), and documents filed with the SEC by Neenah will be available free of charge by accessing Neenah’s website at www.neenah.com under the heading Investor Relations or, alternatively, by directing a request by telephone or mail to Neenah at 3460 Preston Ridge Road, Alpharetta, Georgia 30005, Attention: Investor Relations: (678-566-6500).

Participants in the Solicitation

SWM and Neenah and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Neenah and SWM in connection with the proposed Merger under the rules of the SEC. Information about SWM’s directors and executive officers is available in SWM’s proxy statement dated March 18, 2022 for its 2022 Annual Meeting of Shareholders. Information about Neenah’s directors and executive officers is available in Neenah’s proxy statement dated April 8, 2022 for its 2022 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC’s website at www.sec.gov or from Neenah or SWM using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Fifth Amendment, dated as of May 6, 2022, to the Credit Agreement, dated September 25, 2018 (as amended as of February 9, 2021, March 8, 2021, April 20, 2021 and February 22, 2022), by and among Schweitzer-Mauduit International, Inc., SWM Luxembourg, the other loan parties party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.*

10.2	Amendment, dated as of May 6, 2022, to the Commitment Letter of JPMorgan Chase Bank, N.A., dated March 28, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules or exhibits upon request of the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

By:	/s/ Andrew Wamser
Andrew Wamser
Executive Vice President and Chief Financial Officer

Dated: May 9, 2022